SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2003

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28217                                           59-3218138
(Commission File Number)                       (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)

                              ITEM 5. OTHER EVENTS

On April 11, 2003, the Registrant announced that had requested a hearing to review its pending delisting from the Nasdaq National Market.

A press release dated April 11, 2003 announcing this transaction is attached hereto as Exhibit 99.1.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number   Exhibit Title
-------------    -------------


     99.1        Press Release dated April 11, 2003

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AirNet Communications Corporation


                                       By: /s/ Glenn Ehley
                                           -----------------------------------
                                           Glenn Ehley
                                           President & Chief Executive Officer
Date:    April 11, 2003

                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   -------------


     99.1        Press Release dated April 11, 2003